UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 1, 2023
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 28, 2022, Eos Energy Enterprises, Inc. (the “Company”) and YA II PN, LTD (“Yorkville”) entered into the Standby Equity Purchase Agreement dated as of April 28, 2022 (as amended, the “SEPA”) and a supplemental agreement dated as of December 29, 2022 (the “Second Supplemental Agreement”) to the SEPA.

On February 1, 2023, the Company issued and sold a convertible promissory note with an aggregate principal amount of $5.0 million (the “Promissory Note”) in a private placement to Yorkville under the Second Supplemental Agreement .

The Company agreed to use the proceeds from the sale of the Promissory Note for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the Company’s prospectus relating to the SEPA filed with the Securities and Exchange Commission on April 28, 2022 and included as a part of the Company’s Registration Statement on Form S-3 (File No. 333-263298).

The Promissory Note has a maturity date of June 29, 2023 (the “Maturity Date”) and was issued with a 2% original issue discount. Interest shall accrue on the outstanding principal balance of the Promissory Note, beginning on the 29th day following the date of issuance, at an annual rate equal to 5.0% unless and until there is an event of default, upon the occurrence of which, interest shall accrue at a rate of 15% per year until collected in full. The Promissory Note is convertible into shares of the Company’s common stock at a conversion price equal to the lower of $1.4883 and 96.5% of the lowest daily volume weighted average price of the Company’s common stock during the 7 consecutive trading days immediately preceding the conversion date (the “Conversion Price”) any time prior to the Maturity Date, subject to the terms and conditions of the Promissory Note. The Conversion Price may not be less than $0.35 per share (the “Floor Price”). If the volume weighted average price of the Company’s common stock is less than the Floor Price for five consecutive trading days, subject to certain limitations, the Company must make weekly payments on the Promissory Note. At any time that there is an outstanding balance owed under the Promissory Note, Yorkville may, pursuant to the terms of the Supplemental Agreement, require the Company to deliver an advance notice under the SEPA for the issuance and sale of common stock at the Conversion Price in order to offset the amounts owed by the Company to Yorkville under the Promissory Note. In addition, while there is an outstanding balance owed under the Promissory Note, Yorkville shall use any advance requested by the Company pursuant to the SEPA to offset the amounts owed by the Company to Yorkville under the Promissory Note.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 hereto and is hereby incorporated herein by reference. The foregoing description of the Second Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Agreement, a copy of which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on December 29, 2022, and is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

On February 2, 2023, the “Company” issued a press release updating its revenue outlook for full year 2022, announcing its revenue outlook for full year 2023, and providing certain other business updates. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On February 1, 2023, the Company issued and sold the Promissory Note to Yorkville in a private placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Promissory Note to Yorkville in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act without the involvement of any underwriter. The Company relied on this exemption from registration based in part on representations made by Yorkville in the Supplemental Agreement and the SEPA.

Cautionary Note Regarding Forward-Looking Statements

This current report includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to our expected revenue for the fiscal year ended December 31, 2022 and cash balance as of December 31, 2022, the Department of Energy Loan approval process, 2023 outlook and projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the preliminary financial information remains subject to changes and finalization based upon management’s ongoing review of results for the fourth quarter and full fiscal year 2022 and the completion of all quarter and year end closing procedures; changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan from the Department of Energy or the final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office; risks related to legal proceedings or claims; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; and risks related to adverse changes in general economic conditions. The forward-looking statements contained in this current report are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this current report. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

4.1	Convertible Promissory Note dated as of February 1, 2023 made by Eos Energy Enterprises, Inc. in favor of YA II PN, LTD.
99.1	Press Release dated February 2, 2023 (furnished pursuant to Item 2.02)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: February 2, 2023	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
4